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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                      -----
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 3, 2005

                          INGLES MARKETS, INCORPORATED
             (Exact name of registrant as specified in its charter)

       NORTH CAROLINA                0-14706                    56-0846267
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

                       P.O. Box 6676, Asheville, NC 28816
                              (Address of Principal
                                Executive Offices)


                                 (828) 669-2941
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02      Results of Operations and Financial Condition.

        On February 3, 2005, Ingles Markets, Incorporated (Ingles) announced its preliminary earning results for its fiscal year ended September 25, 2004 and discussed its intention to restate prior periods. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

         (c) Exhibits.

    99.1  Copy of press release issued by Ingles on February 3, 2005.







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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INGLES MARKETS, INCORPORATED



Date: February 8, 2005                    By:      /s/ Brenda S. Tudor
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                                              Brenda S. Tudor
                                              Vice President-Finance and Chief
                                              Financial Officer